UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 18, 2006
ZILA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17521	86-0619668
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code     (602) 266-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFD 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.
     On December 19, 2006, Zila, Inc. issued a press release announcing that Douglas D. Burkett, Ph.D., Chairman, Chief Executive Officer and President of Zila, Inc., and Frank J. Bellizzi, President of Zila Pharmaceuticals, Inc., have each (i) purchased approximately $50,000 of Zila, Inc.’s common stock on the open market on December 18, 2006 and (ii) established a pre-arranged trading plan (each a “Plan”) in which they will acquire the Company’s common stock pursuant to the Zila Employee Stock Purchase Plan. The Plans are designed to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended and the Company’s insider trading policy.
     The press release announcing the stock purchases and the adoption of the Plans is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated December 19, 2006 and entitled “Zila Executives Purchase Stock and Enroll in Stock Purchase Plan”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZILA, INC.

Dated: December 20, 2006	By:	/s/ Gary V. Klinefelter

Gary V. Klinefelter
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press release dated December 19, 2006 and entitled “Zila Executives Purchase Stock and Enroll in Stock Purchase Plan”